Ameristock Funds [LOGO]

                                  Annual Report


                                  June 30, 2001


                          AMERISTOCK MUTUAL FUND, INC.
                      AMERISTOCK LARGE COMPANY GROWTH FUND
                          AMERISTOCK FOCUSED VALUE FUND

TABLE OF CONTENTS

              MANAGER'S COMMENTARY-
              AMERISTOCK MUTUAL FUND, INC......................................4

              MANAGER'S COMMENTARY-
              AMERISTOCK LARGE COMPANY GROWTH FUND.............................7

              MANAGER'S COMMENTARY-
              AMERISTOCK FOCUSED VALUE FUND....................................9

              SCHEDULE OF INVESTMENTS -
              AMERISTOCK MUTUAL FUND, INC.....................................12

              SCHEDULE OF INVESTMENTS -
              AMERISTOCK LARGE COMPANY GROWTH FUND............................13

              SCHEDULE OF INVESTMENTS -
              AMERISTOCK FOCUSED VALUE FUND...................................14

              STATEMENT OF ASSETS AND LIABILITIES.............................15

              STATEMENT OF OPERATIONS.........................................16

              STATEMENT OF CHANGES IN NET ASSETS..............................17

              FINANCIAL HIGHLIGHTS -
              AMERISTOCK MUTUAL FUND, INC.....................................18

              FINANCIAL HIGHLIGHTS -
              AMERISTOCK LARGE COMPANY GROWTH FUND............................20

              FINANCIAL HIGHLIGHTS -
              AMERISTOCK FOCUSED VALUE FUND...................................20

              NOTES TO FINANCIAL STATEMENTS...................................22

              PRIVACY POLICY..................................................26

              INDEPENDENT AUDITORS' REPORT
              AMERISTOCK MUTUAL FUND, INC.....................................27

              INDEPENDENT AUDITORS' REPORT
              AMERISTOCK LARGE COMPANY GROWTH FUND
              AMERISTOCK FOCUSED VALUE FUND...................................28

MANAGER'S COMMENTARY
AMERISTOCK MUTUAL FUND, Inc.

              The total return for the Ameristock Mutual Fund was 27.85% for the fiscal year ended June 30, 2001. (Annualized total return for 1 year was 27.85%, 3 years was 13.47%, 5 years was 20.98% and since inception was 22.86%). The primary reason we outperformed the general market during the fiscal year was that early in the fiscal year the Fund was overweighted in financial services companies (which performed relatively well during the period) and underweighted in technology stocks (which performed quite poorly). At one point last year financial services companies (banks, brokerages, and insurance firms) accounted for over 40% of the assets of the Fund. At this same time, the S&P 500 had over 40% of its weight in technology companies. Since that time, the bear market in technology has meant its share of the S&P 500 has decreased while we have trimmed the financial sector in the Ameristock Mutual Fund. Financial service firms now account for about 19% of the Fund while technology represents 15% (up from 2-5% previously).


              Value AND Growth
              The Ameristock Mutual Fund is categorized as a large capitalization value fund. What this means is that we invest in very big companies and we tend to invest more in those companies we think are relatively undervalued. The investment in big companies part of this is easy to define,we use a minimum market size of $15 billion as our hurdle. The investment in companies we think are relatively undervalued is not as easy to define.

              Go to any bookstore and browse in the business investing section and you will find numerous books telling you how to invest. All those books are trying to find a good place for your money to grow, to find values in the investment marketplace. I have yet to find one that espouses "1001 Ways to Quickly Lose your Shirt in the Stock Market" (although some of them may end up doing that). The hard part is defining value. Traditionally value is defined as finding one dollar selling for fifty cents. Where you look and the tools you use finding that buck for half off has created a schism in the investment community.

              "Value" investors use such tools as price to earnings, price to book ratios, dividend yields, plus a host of other analytical calculations to help find that buck for half off. "Growth" investors concentrate on a firm's historical growth rates, profitability, future expected products, and another host of analytical calculations to help them find a buck for half off. The two types of investors, value and growth, almost seem as if they are two different (and antagonistic) species, when in reality they are both looking for the same thing- to make money in the long term.

--------------------------------------------------------------------------------
4                                                                  June 30, 2001

              The factor that combines the two schools of thought is confidence in a company's future earnings and the only determination of a company's worth is the present value of all its future earnings. A simple statement to make but one very hard to figure out. That is why there are so many analytical tools, calculations and two types of investors (value & growth). The value people are just not as confident about their own ability to predict the future and so rely on more historical proof of finding that buck for half off than the growth people are. Therefore, next time someone is telling you about value vs. growth stocks remind them its not versus, it's AND.


              In Summary
              We have switched some of the back office providers in order to ensure good customer service as the Fund grows. We are proud to welcome ALPS Mutual Funds Services, Inc. as our new Fund pricing and compliance agents and ALPS Distributors, Inc. as our new distributor. Don't hesitate to call Sunday Barrett (#2 on the 800 number) and tell her how we can improve anything or Rita White (#3 on the 800 number) if you have a question about your account.

              When you call the (800) 394-5064 phone number, a machine giving you four choices will greet you:
              1.  Ameristock's Daily Net Asset Value.  (A recording).
              2.  To request Prospectuses and Applications.  (ALPS).
              3. If you have a question about your account, want to establish automatic investing, or want to redeem shares. (Our transfer agent, Mutual Shareholder Services).
              4. If you have a question about the Fund or have any problems. (This is a hidden option that gets your call to us, the investment management company).

              Ameristock Mutual Fund, Inc. is a no-load, value based, domestic, equity-income fund that invests in large capitalization companies. Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us.

              /s/ Nicholas D. Gerber               /s/ Andrew Ngim
              Nicholas D. Gerber                   Andrew Ngim
              Portfolio Manager                    Portfolio Manager

--------------------------------------------------------------------------------
June 30, 2001                                                                  5

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE AMERISTOCK MUTUAL FUND, INC. (AMSTX)
                       AND THE STANDARD & Poor's 500 Index

[LINE GRAPH OMITTED - DATA POINTS AS FOLLOWS]

                        Ameristock           Standard & Poor's
                        Mutual Fund             500 Index
8/31/95                   $10,000               $10,000
6/30/96                   $12,824               $12,163
6/30/97                   $17,254               $16,382
6/30/98                   $22,748               $21,320
6/30/99                   $28,484               $26,173
6/30/00                   $26,004               $28,070
6/30/01                   $33,247               $23,910

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.


*Performance calculations are as of the end of June each year. Past performance is not indicative of future results. Fund inception date is August 31,1995.


                 AVERAGE ANNUAL RETURNS*
                   AS OF JUNE 30, 2001

Ameristock Mutual Fund, Inc.                     Return
----------------------------                     ------
1 Year                                           27.85%

5 Years                                          20.98%

Since Inception
8/31/95                                          22.86%

*Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost. The table and the graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                   TOP 10 EQUITY HOLDINGS*
                     AS OF JUNE 30, 2001

Company                                     % of Net Assets
-------                                     ---------------
Dell Computer Corp.                               4.4%
Sears Roebuck & Co.                               3.9%
International Business Machines                   3.8%
First Union Corp.                                 3.7%
Verizon Corp.                                     3.6%
General Motors Corp.                              3.5%
American Home Products Corp.                      3.5%
Ford Motor Co.                                    3.3%
McDonalds Corp.                                   3.3%
Bristol-Meyers Squibb Co.                         3.2%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.



SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2001

[PIE CHART OMITTED - DATA POINTS AS FOLLOWS]

Automotive                      6.6%
Banking                        11.8%
Capital Goods                   4.8%
Chemicals & Fertilizer          2.6%
Consumer Staples                9.5%
Diversified                     1.5%
Electronics                    14.9%
Entertainment                   0.2%
Financial- Other                4.8%
Healthcare (Products)          10.8%
Insurance                       2.2%
Oil & Gas                       5.3%
Retailing                       4.6%
Software                        0.7%
Telecommunications              6.5%
Other                          13.1%

--------------------------------------------------------------------------------
6                                                                  June 30, 2001

MANAGER'S COMMENTARY
AMERISTOCK LARGE COMPANY GROWTH FUND

              Welcome to the Ameristock Large Company Growth Fund's first annual report. We are truly honored that you have chosen us as one of your investments and will always perform to the utmost upon your behalf.

              Needless to say, the first half of the year has been turbulent. The Fund returned a -27.93% for the period December 26, 2000 (inception) to June 30, 2001. The NASDAQ continued its decline (-12.6% YTD) after dismal performance in 2000 along with poor performance in the S&P 500 (-7.4% YTD). Unsatisfactory economic indicators, disappointing earning reports, reduced and cut dividends were indicative to when companies would begin passing out the pink slips to employees. Even mandatory vacations and weekly shut downs of companies are being implemented to help stave off more announcements of dreaded layoffs.

              Our stocks have been impacted adversely by this and many of our growth companies are also reporting lower earnings. Technology companies we hold such as Texas Instruments, EMC, Sun Microsytems, Oracle, and Corning, have come down in the cycle that naturally occurs. We can only guess as to when things will turn around. However, we ask you, have you stopped using the Internet, wireless cell phone, or your PDA? To the contrary, we are using ours even more. Many of our stock holdings will begin their rise when the cycle turns up again and we will be there when it does. Long-term investing in the best and largest blue-chip growth companies is our goal. We believe the companies we hold are excellent blue-chip companies with outstanding prospects for future growth. We have been adding to many of the companies in our portfolio to take advantage of today's current prices.

              Four time super bowl coach Bill Walsh believed that it was better to cut a player one year too early than one year too late. In a similar fashion, we would rather be a bit early then too late when the growth cycle returns. It's not how you start out that matters, but where you end up at the end that counts. When this market comes around, you'll be there for the fun to start.


              /s/ Robert Nguyen                    /s/ Andrew Ngim
              Robert Nguyen                        Andrew Ngim
              Portfolio Manager                    Portfolio Manager

--------------------------------------------------------------------------------
June 30, 2001                                                                  7

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERISTOCK LARGE COMPANY GROWTH FUND (AMLGX)
                      AND THE STANDARD & Poor's 500 Index

[LINE GRAPH OMITTED - DATA POINTS AS FOLLOWS]

                Ameristock Large Company                Standard & Poor's
                     Growth Fund                            500 Index
                     -----------                            ---------
12/26/00               $10,000                               $10,000
 6/30/01               $7,207                                $9,369


The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

*Performance calculations are as of the end of June each year. Past performance is not indicative of future results. Fund inception date is December 26, 2000.


            AVERAGE ANNUAL RETURNS*
              AS OF JUNE 30, 2001

Ameristock Large
Company Growth Fund                     Return
-------------------                     ------
1 Year                                    N/A

5 Years                                   N/A

Since Inception
12/26/00                              -27.93%

*Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 12/26/00. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost. The table and the graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                 TOP 10 EQUITY HOLDINGS*
                   AS OF JUNE 30, 2001

Company                                 % of Net Assets
-------                                 ---------------
Citigroup Inc.                                  5.2%
Federal Home Loan Mortgage Corp.                5.0%
General Electric Co.                            4.8%
Texas Instruments Inc.                          4.7%
Applied Materials Inc.                          4.6%
Safeway Inc.                                    4.6%
Home Depot Inc.                                 4.5%
Enron Corp.                                     4.4%
Charles Schwab Corp.                            4.0%
WorldCom Inc.-WorldCom Group                    3.6%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2001

[PIE CHART OMITTED - DATA POINTS AS FOLLOWS]

Banking                                 5.2%
Biotechnology                           1.2%
Business Services                       1.5%
Capital Goods                           4.8%
Communication Equipment                 2.1%
Computer Equipment                      3.0%
Computer Storage                        4.8%
Consumer Staples                        5.8%
Entertainment                           3.4%
Financial - Other                       8.9%
Healthcare (Products)                   5.3%
Insurance                               3.9%
Oil & Gas                               7.8%
Online Information                      0.5%
Phone Network/Equipment                 5.7%
Retailing                               4.5%
Semiconductors                          6.0%
Semiconductor Equipment                 4.7%
Software                                3.4%
Telecommunications                      4.1%
Wireless Equipment                      3.6%
Other                                   9.8%

--------------------------------------------------------------------------------
8                                                                  June 30, 2001

MANAGER'S COMMENTARY
AMERISTOCK FOCUSED VALUE FUND

              The total return for the Ameristock Focused Value Fund was 59.13% for the period December 26, 2000 (inception) to June 30, 2001. Ameristock Focused Value substantially out-performed the Russell 2000 which was up only 6.0% for the period Dec. 31, 2000 to June 30, 2001. There are two reasons we outperformed the general market.

              The first is Restoration Hardware. Restoration Hardware was priced as if it were about to go out of business in December 2000. In addition to our normal financial analysis, we also visited a few of their stores locally and counted the number of shoppers who entered the store and bought vs. those who just window-shopped. We also counted the number of people who entered Restoration Hardware stores vs. those who went into the stores right next to them to see if Restoration Hardware was getting its fair share of traffic. Our conclusion- they would have a good Christmas and were not about to go out of business. This turned out to be the case. Restoration Hardware went up 200% the first three months of 2001 before we sold it.

              The other reason we did well was that our largest position, TBC Corp., exceeded our expectations of performance on the upside. TBC Corp. is in the tire wholesale and retail business. This company is in a very recession resistant market (tires don't care about the economy when they decide to blow) and it has shown a long track record of increasing sales and earnings over time. It, unfortunately for the stock price, was in two industries that the stock market found out of favor recently- retailing and automobiles. In looking at the long run historical trading record for TBC we saw that the stock had never in the past 10 years sold for very long below book value. Considering the company's natural growth rate, we thought that if we had to hold on to it for 5 years, we could average 11% return a year. If we were lucky and the stock got back to its historical trading range within a year we would make 33% on your money. We were lucky.

              The two main reasons for our out-performance this period may also be our downfall. This Fund is a non-diversified fund. That means that we look for situations and companies we think are very undervalued and try to take advantage of them by buying a lot of them for the Fund. We purposely do NOT own many companies. However, this concentration in a few companies will sometimes result in the Fund owning a company that goes down in value for a loss. This Fund will have choppy returns in the short run but hopefully good results over time.

              Because we want to be able to own stock in any size company we have to be small and nimble. A $1 billion fund cannot invest in ten $50 million companies since it would end up owning 100% of them and still have $500 million left over. However, a $30-60 million fund can invest anywhere it sees value. So, the Ameristock Focused Value Fund intends to close its doors to investors when we reach $30-60 million in assets (We currently have about $2.5 million).

--------------------------------------------------------------------------------
June 30, 2001                                                                  9

              In addition, when we reach that goal we will ask your permission to change the legal structure of the Fund from an investment company to a publicly traded stock. This change should have two long-term beneficial effects for you. One, investment companies (mutual funds) trade every day at Net Asset Value or book value of the fund. Publicly traded stocks often trade at prices above book value. Therefore, by changing the legal structure of the Fund you hopefully will get an appreciation of your holdings. Two, if we think we can add value by taking large positions in companies (which we think we can) then it is logical to conclude that if we find a company we want to own a large position in, we would also like to own the entire enterprise. Mutual funds can not legally own entire companies, publicly traded stock companies can. This is our long-term goal. This has never been done in the mutual fund world before (as far as I am aware of) and so it will be both difficult and exciting to execute (if it can be legally done), being first in something usually is. I appreciate your confidence in investing in the Ameristock Focused Value Fund and thought you should know about these long-term goals since this Fund is not like every other one out there and will need your participation when the time comes to change the legal structure. The last thing we want at that time is for you and the other investors to be surprised or vote no to the legal change of structure.

              In preparation for the day Ameristock Focused Value Fund will shed its chrysalis of an investment company and turn into a publicly traded stock I thought we should start advertising for companies to go into the new entity. So, without further ado, an ad:

              We are interested to hear from owners or their agents about businesses for sale that meet all of the following criteria:

              1.  Small purchases ($1 million before-tax earnings or less)
              2.  Historical and consistent earnings power (future projections are not of interest, nor are "turnaround" situations.)
              3.  Businesses earning good return on equity while employing little or no debt.
              4.  Management in place (we can't supply it).
              5. Simple businesses (high technology or complex processes just confuse us).
              6. An offering price (we won't waste your time or ours by discussing a transaction when price is unknown).

              At this time we can only buy for cash, not stock. We can provide quick responses and promise complete confidentiality. Please call me directly at (925) 376-3490.


              /s/ Nicholas D. Gerber                    /s/ Howard Mah
              Nicholas D. Gerber                        Howard Mah
              Portfolio Manager                         Portfolio Manager

--------------------------------------------------------------------------------
10                                                                 June 30, 2001

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERISTOCK FOCUSED VALUE FUND (AMFVX)
                           AND THE RUSSELL 2000 INDEX

[LINE GRAPH OMITTED - DATA POINTS AS FOLLOWS]

                        Ameristock Focused              Russell 2000
                           Value Fund                       Index
12/26/00                    $10,000                        $10,000
 6/30/01                    $15,913                        $11,135

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

*Performance calculations are as of the end of June each year. Past performance is not indicative of future results. Fund inception date is December 26, 2000.


            AVERAGE ANNUAL RETURNS*
              AS OF JUNE 30, 2001

Ameristock
Focused Value Fund                      Return
------------------                      ------
1 Year                                   N/A

5 Years                                  N/A

Since Inception
12/26/00                              59.13%

*Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 12/26/00. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost. The table and the graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



                 TOP 10 EQUITY HOLDINGS'
                  AS OF JUNE 30, 2001*

Company                         % of Net Assets
-------                         ---------------
TBC Corp.                            14.6%
Shopko Stores Inc.                   13.8%
Manpower Inc.                        12.8%
Rush Enterprises Inc.                 7.2%
Dura Automotive Systems-Class A       5.4%
Midwest Express Holdings Inc.         4.9%
Staff Leasing Inc.                    4.6%
Westaff Inc.                          4.4%
Media Arts Group Inc.                 3.9%
Remedytemp Inc.-Class A               3.8%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.



SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2001

Automobile Supply                               20.0%
Business Services                               25.6%
Chemicals & Fertilizers                          2.0%
Financial Services                               2.5%
Home Builders                                    2.7%
Retailing                                       24.9%
Transportation                                   7.6%
Other                                           14.7%


--------------------------------------------------------------------------------
June 30, 2001                                                                 11

AMERISTOCK MUTUAL FUND, INC.
SCHEDULE OF INVESTMENTS
                                                                                             Market Value
Industry                             Company                           Symbol      Shares        (Note 1)
---------------------------------------------------------------------------------------------------------
Automotive                    6.85%  Ford Motor Co.                      F      1,014,242    $24,899,641
                                     General Motors Corp.               GM        415,520     26,738,712
                                     Visteon Corp.                      VC          8,983        165,108
Banking                      11.79%  Bank of America Corp.              BAC       391,377     23,494,361
                                     CitiGroup Inc.                      C        279,816     14,785,477
                                     First Union Corp.                  FTU       802,000     28,021,880
                                     PNC Financial Services             PNC       175,500     11,546,145
                                     Washington Mutual Inc.             WM        301,500     11,321,325
Capital Goods                 4.80%  Boeing Co.                         BAC        403,860    22,454,616
                                     Caterpillar Inc.                   CAT       222,400     11,131,120
                                     General Electric Co.               GE         54,300      2,647,125
Chemicals & Fertilizer        2.58%  Dow Chemical Co.                   DOW       298,880      9,937,760
                                     Du Pont de Nemours & Co.           DD        198,600      9,580,464
Consumer Staples              9.48%  Albertsons Inc.                    ABS       355,000     10,646,450
                                     Coca-Cola Co.                      KO         50,380      2,267,100
                                     McDonalds Corp.                    MCD       910,400     24,635,424
                                     Pepsico Inc.                       PEP        36,960      1,633,632
                                     Procter & Gamble Co.               PG        163,600     10,437,680
                                     Sara Lee Corp.                     SLE     1,166,800     22,099,192
Diversified                   1.45%  Minnesota Mining & Mfg. Co.        MMM        96,260     10,983,266
Electronics                  14.91%  Agilent Technologies Inc.*          A        453,529     14,739,692
                                     Dell Computer Corp.*               DELL    1,291,200     33,764,880
                                     Hewlett Packard Co.                HWP       405,400     11,594,440
                                     Intel Corp.                        INTC      811,160     23,726,430
                                     International Business Machines    IBM       255,600     28,882,800
Entertainment                 0.15%  Walt Disney Co.                    DIS        39,070      1,128,732
Financial - Other             4.79%  Fannie Mae                         FNM       268,670     22,877,251
                                     Merril Lynch & Co.                 MER       227,000     13,449,750
Healthcare (Products)        10.77%  Abbot Laboratories                 ABT       218,560     10,493,066
                                     American Home Products Corp.       AHP       450,500     26,327,220
                                     Bristol Myers Squibb Co.           BMY       463,740     24,253,602
                                     Johnson & Johnson                  JNJ       208,680     10,434,000
                                     Merck & Co. Inc.                   MRK       145,940      9,327,025
                                     Pfizer Inc.                        PFE        14,680        587,934
Insurance                     2.15%  Allstate Corp.                     ALL       331,000     14,560,690
                                     American International Group       AIG        19,953      1,715,958
Oil & Gas                     5.32%  BP Amoco (ADR)                     BPA       257,308     12,826,804
                                     Chevron Corp.                      CHV       116,500     10,543,250
                                     ExxonMobil Corp.                   XOM       186,600     16,299,510
                                     Texaco Inc.                        TX          8,200        546,120
Retailing                     4.56%  Home Depot Inc.                    HD         53,595      2,494,847
                                     Sears Roebuck & Co.                 S        694,300     29,375,833
                                     Wal-Mart Stores Inc.               WMT        53,300      2,601,040
Software                      0.71%  Microsoft Corp.*                   MSFT       73,780      5,356,428
Telecommunications            6.54%  AT&T Corp.                         TX         65,975      1,451,450
                                     Bellsouth Corp.                    BLS       241,700      9,733,259
                                     SBC Communications Inc. SBC                  266,343     10,669,701
                                     Verizon Corp.                      VZ        515,809     27,595,782
---------------------------------------------------------------------------------------------------------
Total Common Stock           86.85%  (Cost $632,021,026)                                    $656,783,972
---------------------------------------------------------------------------------------------------------
Total Investments                                                                           $656,783,972
Other Assets Less Liabilities        13.15%                                                   99,375,751
---------------------------------------------------------------------------------------------------------
Net Assets                  100.00%  Equivalent to $42.18 per share on 17,925,244
                                     Shares of Capital Stock Outstanding                    $756,159,723
=========================================================================================================
*Non-Income Producing                ADR - American Depositary Receipt

                 The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------
12                                                                                           June 30, 2001

AMERISTOCK LARGE COMPANY GROWTH FUND
SCHEDULE OF INVESTMENTS

                                                                                                 Market
                                                                                                 Value
Industry                             Company                          Symbol       Shares       (Note 1)
---------------------------------------------------------------------------------------------------------
Banking                       5.20%  Citigroup Inc.                      C            371        $19,603
Biotechnology                 1.21%  Amgen Inc.*                        AMGN           75          4,551
Business Services             1.52%  Paychex Inc.                       PAYX          143          5,720
Capital Goods                 4.83%  General Electric Co.               GE            373         18,184
Communication Equipment       2.15%  Corning Inc.                       GLW           483          8,071
Computer Equipment            3.04%  Sun Microsystems Inc.*             SUNW          728         11,444
Computer Storage              4.84%  EMC Corp.*                         EMC           420         12,201
                                     Network Appliance Inc.*            NTAP          440          6,028
Consumer Staples              5.82%  Coca Cola Co.                      KO            101          4,545
                                     Safeway Inc.*                      SWY           362         17,376
Entertainment                 3.37%  Walt Disney Co.                    DIS           440         12,712
Financial - Other             8.92%  Charles Schwab Corp.               SCH           992         15,178
                                     Federal Home Loan Mortgage Corp.   FRE           271         18,442
Healthcare (Products)         5.25%  Merck & Co. Inc.                   MRK           176         11,248
                                     Pfizer Inc.                        PFE           213          8,531
Insurance                     3.88%  American International Group Inc.  AIG           170         14,620
Oil & Gas                     7.79%  Enron Corp.                        ENE           342         16,758
                                     Exxon Mobil Corp.                  XOM           144         12,578
Online Information            0.46%  Yahoo! Inc.*                       YHOO           86          1,719
Phone Network/Equipment       5.70%  ADC Telecommunications Inc.*       ADCT          877          5,788
                                     Comverse Technology Inc.* CMVT                   205         11,812
                                     Cisco Systems Inc.*                CSCO          160          2,912
                                     JDS Uniphase Corp.*                JDSU           74            944
Retailing                     4.53%  Home Depot Inc.                    HD            367         17,084
Semiconductors                5.96%  Applied Materials Inc.*            AMAT          354         17,381
                                     Broadcom Corp. - Class A*          BRCM          119          5,089
Semiconductor Equipment       4.68%  Texas Instruments Inc.             TXN           560         17,640
Software                      3.38%  Oracle Corp.*                      ORCL          671         12,749
Telecommunications            4.16%  WorldCom Inc-MCI Group*            MCIT           42            676
                                     WorldCom Inc-WorldCom Grp*         WCOM        1,055         14,981
Wireless Equipment            3.56%  Qualcomm Inc.*                     QCOM          230         13,450
---------------------------------------------------------------------------------------------------------
Total Common Stocks          90.25%  (Cost $453,319)                                            $340,015
---------------------------------------------------------------------------------------------------------
Total Investments                                                                               $340,015
Other Assets Less Liabilities        9.75%                                                        36,713
---------------------------------------------------------------------------------------------------------
Net Assets                  100.00%  Equivalent to $10.81 per share on 34,834
                                     Shares of Capital Stock Outstanding                        $376,728
=========================================================================================================

*Non-Income Producing

                 The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------
June 30, 2001                                                                                           13


AMERISTOCK FOCUSED VALUE FUND
SCHEDULE OF INVESTMENTS

                                                                                                  Market
                                                                                                  Value
Industry                             Company                           Symbol      Shares        (Note 1)
---------------------------------------------------------------------------------------------------------
Automobile Supply            20.01%  Dura Automotive Systems -
                                     Class A                            DRRA        8,435       $134,960
                                     TBC Corp.*                         TBCC       38,210        366,052
Business Services            25.61%  Manpower Inc.                      MAN        10,700        319,930
                                     Remedytemp Inc. - Class A*         REMX        6,700         95,475
                                     Staff Leasing Inc.                 STFF       30,400        115,824
                                     Westaff Inc.*                      WSTF       33,400        110,220
Chemicals & Fertilizer        1.99%  Hines Horticulture Inc.*           HORT       12,700         49,784
Financial Services            2.51%  NZ Corp.*                          NZ         14,800         62,900
Home Builders                 2.67%  National RV Holdings Inc.*         NVH         4,450         66,750
Retailing                    24.89%  Media Arts Group Inc.*             MDA        38,700         97,137
                                     Rush Enterprises Inc.*             RUSH       30,800        181,104
                                     Shopko Stores Inc.*                SKO        47,400        345,072
Transportation                7.62%  Midwest Express Holdings Inc.*     MEH         7,070        122,664
                                     Old Dominion Freight
                                     Lines Inc.*                        ODFL        7,000         68,250
---------------------------------------------------------------------------------------------------------
Total Common Stock           85.30% (Cost $1,906,751)                                         $2,136,122
---------------------------------------------------------------------------------------------------------
Total Investments                                                                             $2,136,122
Other Assets Less Liabilities       14.70%                                                       368,083
---------------------------------------------------------------------------------------------------------
Net Assets                  100.00% Equivalent to $23.87 per share on 104,910
                                    Shares of Capital Stock Outstanding                       $2,504,205
=========================================================================================================
*Non-Income Producing


                 The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------
14                                                                                           June 30, 2001

STATEMENT OF ASSETS AND LIABILITIES

------------------------------------------------------------------------------------------
                                          Ameristock         Ameristock        Ameristock
                                         Mutual Fund,      Large Company         Focused
                                             Inc.           Growth Fund        Value Fund
------------------------------------------------------------------------------------------
Assets:
Investment Securities
   at Market Value
   (Cost -see below)                     $656,783,972          $340,015         $2,136,122

Cash                                       95,809,148            38,466            382,848

Accounts Receivable
   Fund Shares Sold                         3,909,787                 0              7,848
   Dividends                                  549,367                69                  0
------------------------------------------------------------------------------------------
   Total Assets:                          757,052,274           378,550          2,526,818
------------------------------------------------------------------------------------------

Liabilities:
Accounts Payable
   Investment
   Securities Purchased                             0                 0             16,078
   Fund Shares Redeemed                       394,150                 0                406
   Accrued Management Fee                     497,746             1,822              6,129
   Accrued Directors Fees                         655                 0                  0
------------------------------------------------------------------------------------------
   Total Liabilities:                         892,551             1,822             22,613
------------------------------------------------------------------------------------------
Net Assets                               $756,159,723          $376,728         $2,504,205
------------------------------------------------------------------------------------------

Net Assets consist of:

Capital Paid In                          $728,492,087          $542,181         $2,177,168
(Over) Undistributed
   Net Investment Income                    3,183,750                 0                  0
Accumulated Net Realized
   Gain (Loss) on Investments                (279,060)          (52,149)            97,666
Net Unrealized Appreciation
   (Depreciation) on Investments
   Based on Identified Cost                24,762,946          (113,304)           229,371
------------------------------------------------------------------------------------------
Net Assets                               $756,159,723          $376,728         $2,504,205
------------------------------------------------------------------------------------------

Net Asset Value Per Share
Net Assets                               $756,159,723          $376,728         $2,504,205
Shares of Capital
   Stock Outstanding                       17,925,244            34,834            104,910
Net Asset Value and
   Redemption Price per Share                  $42.18            $10.81             $23.87
------------------------------------------------------------------------------------------
Cost of Investments                      $632,021,026          $453,319         $1,906,751
------------------------------------------------------------------------------------------


          The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------
June 30, 2001                                                                            15

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2001

-------------------------------------------------------------------------------------
                                     Ameristock         Ameristock       Ameristock
                                    Mutual Fund,      Large Company       Focused
                                        Inc.           Growth Fund*      Value Fund*
------------------------------------------------------------------------------------
Assets:
   Dividends                         $4,643,884           $1,101            $2,462
   Interest                           1,492,296                0               331
   Other                                  6,160                0                 0
----------------------------------------------------------------------------------
     Total Investment Income          6,142,340            1,101             2,793
----------------------------------------------------------------------------------

Expenses:
   Management Fee (Note 2)            2,196,432            2,622             7,029
   Directors Fee                          1,856                0                 0
----------------------------------------------------------------------------------
   Total Expenses                     2,198,288            2,622             7,029
----------------------------------------------------------------------------------
Net Investment Income (Loss)          3,944,052           (1,521)           (4,236)
----------------------------------------------------------------------------------

Realized and Unrealized Gain
(Loss) on Investments
   Net Realized Gain
     (Loss) on Investments            1,121,069          (52,149)          101,902
   Net Change in
     Unrealized Appreciation
     (Depreciation) on
     Investments                     30,172,365         (113,304)          229,371
   Net Realized and
     Unrealized Gain (Loss)
     on Investments                  31,293,434         (165,453)          331,273

----------------------------------------------------------------------------------
Net Increase (Decrease)
   in Net Assets Resulting
   from Operations                  $35,237,486        ($166,974)         $327,037
==================================================================================


*For the period December 26, 2000 (inception) to June 30, 2001.


     The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------------
16                                                                   June 30, 2001

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------
                                                       Ameristock                        Ameristock              Ameristock
                                                      Mutual Fund,                     Large Company              Focused
                                                          Inc.                          Growth Fund              Value Fund
------------------------------------------------------------------------------------------------------------------------------

                                           For the Year            For the Year         For the Period         For the Period
                                               Ended                   Ended         12/26/00 (inception)    12/26/00 (inception)
                                              06/30/01               06/30/00            to 06/30/01            to 06/30/01
------------------------------------------------------------------------------------------------------------------------------
From Operations:
  Net Investment Income
   (Loss)                                    $3,944,052              $1,514,360               ($1,521)              ($4,236)
  Net Realized Gain (Loss)
   on Investments                             1,121,069               4,021,324               (52,149)              101,902
  Net Change in
   Unrealized Appreciation
   (Depreciation) on
   Investments                               30,172,365             (17,951,640)             (113,304)              229,371
----------------------------------------------------------------------------------------------------------------------------
                                             35,237,486             (12,415,956)             (166,974)              327,037

  Distributions to Shareholders:
  Ordinary Income                            (1,527,655)             (1,171,494)                    0                     0
  Capital Gains                              (5,528,805)               (947,523)                    0                     0
----------------------------------------------------------------------------------------------------------------------------
                                             (7,056,460)             (2,119,017)                    0                     0

  Share Transactions:
  Shares Sold                               717,255,245              94,364,171             1,148,599             2,449,010
  Shares Issued as Reinvest-
   ment of Dividends and
   Distributions                              6,592,550               1,466,911                     0                     0
  Cost of Shares Redeemed                   (82,528,999)           (108,781,081)             (604,897)             (271,842)
----------------------------------------------------------------------------------------------------------------------------
                                            641,318,796             (12,949,999)              543,702             2,177,168
  Net Increase (Decrease)
   in Net Assets                            669,499,822             (27,484,972)              376,728             2,504,205

  Net Assets:
  Beginning of Period                        86,659,901             114,144,873                     0                     0
----------------------------------------------------------------------------------------------------------------------------
  End of Period*                           $756,159,723             $86,659,901              $376,728            $2,504,205
============================================================================================================================

  *Includes
   Undistributed
   Net Investment Income of                  $3,183,750                $767,553                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------



                            The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------------------------------------------------
June 30, 2001                                                                                                               17

AMERISTOCK MUTUAL FUND, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------
                          Selected data for a Share of Common Stock Outstanding Throughout the Period

                                                    Net Gains
                                                   (Losses) on                                   Distribu-
                         Net Asset        Net       Securities                    Dividends        tions
                           Value,       Invest-     (realized       Total from    (from Net        (from         Total
                         Beginning        ment         and          Investment    Investment      Capital      Distribu-
                         of Period       Income     unrealized)     Operations      Income)        Gains)        tions

--------------------------------------------------------------------------------------------------------------------------
6/1/00-6/30/01             $34.76          .59          8.91           9.50          (.45)         (1.63)         (2.08)
6/1/99-6/30/00              38.89          .55         (3.92)         (3.37)         (.42)          (.34)          (.76)
6/1/98-6/30/99              31.48          .44          7.41           7.85          (.22)          (.22)          (.44)
6/1/97-6/30/98              25.06          .41          7.26           7.67          (.42)          (.83)         (1.25)
6/1/96-6/30/97              19.03          .52          5.94           6.46          (.39)          (.04)          (.43)
--------------------------------------------------------------------------------------------------------------------------


                            The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------------------------------------------------
18                                                                                                           June 30, 2001

------------------------------------------------------------------------------------------------------------------------------
                                                                      Ratios/Supplemental Data

                                                        Ratio of       Ratio of       Ratio of       Ratio of
                                                      Expenses to    Expenses to     Net Income     Net Income
                                                        Average         Average      to Average     to Average
        Net Asset                       Net Assets     Net Assets     Net Assets     Net Assets     Net Assets
         Value,                           End of        Prior to         After        Prior to        After          Portfolio
         End of          Total            Period          Reim-          Reim-          Reim-         Reim-           Turnover
         Period        Return(1)        (millions)      bursement      bursement      bursement      bursement          Rate*

------------------------------------------------------------------------------------------------------------------------------
         $42.18          27.85%           $756.16          0.83%          0.83%          1.50%          1.50%           5.97%
          34.76          (8.67)%            86.66          0.99%          0.99%          1.51%          1.51%          31.13%
          38.89          24.94%            114.14          0.96%          0.94%          1.20%          1.22%           9.22%
          31.48          30.61%             12.75          0.95%          0.90%          1.43%          1.48%          11.85%
          25.06          33.95%              6.64          1.06%          0.56%          1.89%          2.39%          21.48%
------------------------------------------------------------------------------------------------------------------------------

*A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2001 were $556,217,244 and $14,596,850, respectively.

(1) Total returns would have been lower had various fees not been reimbursed.


                           The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------------------------------------------------------
June 30, 2001                                                                                                                19

AMERISTOCK LARGE COMPANY GROWTH FUND
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
                               Selected data for a Share of Common Stock Outstanding Throughout the Period


                                                       Net Gains
                                                      (Losses) on                                   Distribu-
                           Net Asset        Net        Securities                    Dividends        tions
                             Value,       Invest-      (realized       Total from    (from Net       (from          Total
                           Beginning        ment           and         Investment    Investment      Capital      Distribu-
                           of Period       Income      unrealized)     Operations      Income)        Gains)        tions

---------------------------------------------------------------------------------------------------------------------------
12/26/00-6/30/01
(inception)                  $15.00         (.04)         (4.15)         (4.19)          0.00          0.00          0.00
---------------------------------------------------------------------------------------------------------------------------


AMERISTOCK FOCUSED VALUE FUND
FINANCIAL HIGHLIGHTS


----------------------------------------------------------------------------------------------------------------------------
                               Selected data for a Share of Common Stock Outstanding Throughout the Period

                                                         Net Gains
                                                       (Losses) on                                Distribu-
                           Net Asset         Net        Securities                  Dividends       tions
                             Value,        Invest-      (realized    Total from     (from Net       (from          Total
                           Beginning        ment           and       Investment     Investment     Capital       Distribu-
                           of Period       Income      unrealized)   Operations       Income)       Gains)         tions

----------------------------------------------------------------------------------------------------------------------------
12/26/00-6/30/01
(inception)                  $15.00         (.09)          8.96          8.87          0.00          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------


                            The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------------------------------------------------------
20                                                                                                                June 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Ratios/Supplemental Data

                                                       Ratio of       Ratio of         Ratio of         Ratio of
                                                     Expenses to      Expenses to     Net Income       Net Income
                                                       Average         Average        to Average       to Average
       Net Asset                      Net Assets     Net Assets       Net Assets      Net Assets       Net Assets
         Value,                          End of       Prior to           After         Prior to           After           Portfolio
         End of           Total          Period         Reim-            Reim-           Reim-            Reim-            Turnover
         Period          Return        (millions)     bursement        bursement       bursement        bursement            Rate*

------------------------------------------------------------------------------------------------------------------------------------

         $10.81         (27.93)%          $0.38          1.00%*          1.00%*         (0.58)%*         (0.58)%*          88.12%(1)

------------------------------------------------------------------------------------------------------------------------------------

(1) Purchases and sales of investment securities (excluding short-term securities) for the period December 26, 2000 (inception)
to June 30, 2001 were $861,647 and $356,179, respectively.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Ratios/Supplemental Data

                                                     Ratio of        Ratio of       Ratio of         Ratio of
                                                   Expenses to      Expenses to    Net Income       Net Income
                                                      Average         Average      to Average       to Average
      Net Asset                     Net Assets      Net Assets      Net Assets     Net Assets       Net Assets
       Value,                         End of         Prior to          After        Prior to           After            Portfolio
       End of          Total          Period           Reim-           Reim-          Reim-            Reim-            Turnover
       Period         Return        (millions)       bursement       bursement      bursement        bursement            Rate*

-----------------------------------------------------------------------------------------------------------------------------------
       $23.87          59.13%          $2.50          1.35%*          1.35%*         (0.80)%*         (0.80)%*          29.80%(2)
-----------------------------------------------------------------------------------------------------------------------------------

*Annualized

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(2) Purchases and sales of investment securities (excluding short-term securities) for the period December 26, 2000 (inception)
to June 30, 2001 were $2,081,395 and $276,545, respectively.

                           The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------------------------------------------------------
June 30, 2001                                                                                                                21

Notes to financial Statements


              1. SIGNIFICANT ACCOUNTING POLICIES
              The Ameristock Mutual Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share.

              Davis Park Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated August 17, 2000. The Trust currently has two active investment portfolios, the Ameristock Large Company Growth Fund and the Ameristock Focused Value Fund, each referred to as a "portfolio" of the Trust. The Ameristock Large Company Growth Fund's investment objective is to seek capital appreciation by principally investing in common stocks of large capitalization companies headquartered in the United States. The Ameristock Focused Value Fund's investment objective is to seek capital appreciation by principally investing in common stocks of companies of all sizes headquartered in the United States. The authorized capital stock of each portfolio consists of an unlimited number of no par value shares of common stock.


              SECURITY VALUATION
              Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on those NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

              Security transactions are recorded on the dates transactions are entered into (the trades).

--------------------------------------------------------------------------------
22                                                                 June 30, 2001

              INCOME
              Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


              INCOME TAXES
              As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

              It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.


              ESTIMATES
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


              OTHER
              Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital or gains/losses.


              REPURCHASE AGREEMENTS
              The Ameristock Mutual Fund, Inc. through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund's adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

--------------------------------------------------------------------------------
June 30, 2001                                                                 23

              2. INVESTMENT ADVISORY AGREEMENT
              The Fund has entered into an investment advisory agreement with Ameristock Corporation, (the "Advisor"). The Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Advisor pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, directors fees and extraordinary litigation expenses. The Advisor received management fees of $2,196,432 for the year ended June 30, 2001. During the Fund's initial year, the Advisor had paid all Fund expenses.

              The Trust has entered into an investment advisory agreement with the Advisor for both portfolios. The Advisor receives from the Trust as compensation for its services to the Ameristock Large Company Growth Fund an annual fee of 1% of the portfolio's average daily net assets. The Advisor receives from the Trust as compensation for its services to the Ameristock Focused Value Fund an annual fee of 1.35% of the portfolio's average daily net assets. The Advisor pays all operating expenses of the Trust except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The Advisor received management fees of $2,622 and $7,029 for the Ameristock Large Company Growth Fund and the Ameristock Focused Value Fund for the period December 26, 2000 (inception) to June 30, 2001, respectively.


              3. RELATED PARTY TRANSACTIONS
              Certain owners of the Advisor are also owners and or directors of the Fund and Trust. These individuals may receive benefits from any management fees paid to the Advisor.

              Shareholders holding more than 5% of the Funds' outstanding shares constituted 77.09% of the Ameristock Mutual Fund, Inc., 56.69% of the Ameristock Large Company Growth Fund and 64.54% of the Ameristock Focused Value Fund. Included in the percentages above are holdings of the Advisor representing 5.72% of the Ameristock Focused Value Fund.

              The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2001 Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 50% of the Ameristock Mutual Fund, Inc. As of June 30, 2001 National Investor Services Corp. for the benefit of its customers owned of record in aggregate more than 37% and 49% of the Ameristock Large Company Growth Fund and Ameristock Focused Value Fund, respectively.

              The Directors of the Ameristock Mutual Fund, Inc. receive annual Directors Fees of $12,000.

--------------------------------------------------------------------------------
24                                                                 June 30, 2001

              4. CAPITAL STOCK AND DISTRIBUTION

              At June 30, 2001, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $728,492,087 for the Fund. At June 30, 2001, there was an unlimited number of no par value shares of capital authorized for the Trust. Paid in capital amounted to $542,181 and $2,177,168 for the Ameristock Large Company Growth Fund and Ameristock Focused Value Fund, respectively. Transactions in capital stock were as follows:

--------------------------------------------------------------------------------------------------------------
                                           Ameristock                     Ameristock          Ameristock
                                          Mutual Fund,                  Large Company           Focused
                                               Inc.                      Growth Fund          Value Fund
--------------------------------------------------------------------------------------------------------------

                                 For the Year        For the Year       For the Period      For the Period
                                    Ended                Ended       12/26/00 (inception) 12/26/00 (inception)
                                   06/30/01             06/30/00         to 06/30/01          to 06/30/01
--------------------------------------------------------------------------------------------------------------

Shares Sold                       17,312,519            2,591,685            85,326            117,166
Shares Issued in
   Reinvestment of
   Dividends
   and Distributions                 169,867               41,627                 0                  0
--------------------------------------------------------------------------------------------------------------

Total                             17,482,386            2,633,312            85,326            117,166
Shares Redeemed                   (2,049,954)          (3,075,221)          (50,492)           (12,256)
--------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)
   in Shares                      15,432,432             (441,909)           34,834            104,910
==============================================================================================================

Shares Outstanding -
   Beginning of Period             2,492,812            2,934,721                 0                  0
Shares Outstanding -
   End of Period                  17,925,244            2,492,812            34,834            104,910
--------------------------------------------------------------------------------------------------------------



              5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

-------------------------------------------------------------------------------------------------
                                          Ameristock           Ameristock           Ameristock
                                         Mutual Fund,        Large Company           Focused
                                            Inc.              Growth Fund           Value Fund
-------------------------------------------------------------------------------------------------
As of June 30, 2001
Gross Appreciation (Excess of
   Value Over Tax Cost)                  $50,424,477              $4,260              $321,687
-------------------------------------------------------------------------------------------------

Gross depreciation (Excess of
   Tax Cost Over Value)                 ($25,661,531)          ($117,564)             ($92,316)
-------------------------------------------------------------------------------------------------

Net Unrealized Appreciation
   (Depreciation)                        $24,762,946           ($113,304)             $229,371

Cost of Investments for
   Income Tax Purposes                  $632,021,026            $453,319            $1,906,751
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
June 30, 2001                                                                                  25

              6. DISTRIBUTIONS
              During the 12 months ended June 30, 2001, the Ameristock Mutual Fund, Inc. paid $7,056,642 in distributions, of which $1,527,837 was paid from net investment income and $5,528,805 was paid from realized short and long-term capital gains.


              7. SHAREHOLDER TAX INFORMATION (Unaudited)
              During the fiscal year ended June 30, 2001, 100% of the dividends paid by the Ameristock Mutual Fund, Inc. from net investment income qualified for the corporate dividends received deduction.



PRIVACY POLICY (Unaudited)

              In the course of doing business with Ameristock Corporation, its affiliates and the Ameristock Funds, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.


              COLLECTION OF CUSTOMER INFORMATION
              You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.


              DISCLOSURE OF CUSTOMER INFORMATION
              We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the Ameristock family of companies in the course of providing or offering products and services to best meet your needs. We may also share that information with companies that perform services for Ameristock. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.


              SECURITY OF CUSTOMER INFORMATION
              We require services providers to Ameristock to maintain physical, electronic, and procedural safeguards to protect your personal information.

--------------------------------------------------------------------------------
26                                                                 June 30, 2001

INDEPENDENT AUDITORS' REPORT
AMERISTOCK MUTUAL FUND, INC.

              To The Shareholders and
              Board of Directors Ameristock Mutual Fund:

              We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, including the schedule of portfolio investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

              McCurdy & Associates CPA's, Inc.
              Westlake, Ohio
              July 19, 2001

--------------------------------------------------------------------------------
June 30, 2001                                                                 27

INDEPENDENT AUDITORS' REPORT
AMERISTOCK LARGE COMPANY GROWTH FUND
AMERISTOCK FOCUSED VALUE FUND

              To The Shareholders and
              Board of Trustees Davis Park Series Trust:

              We have audited the accompanying statements of assets and liabilities of Davis Park Series Trust (comprising, respectively, Ameristock Large Company Growth Fund and Ameristock Focused Value
              Fund), including the schedules of portfolio investments, as of June 30, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from December 26, 2000 (commencement of operations) to June 30, 2001 in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Davis Park Series Trust as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 26, 2000 (commencement of operations) to June 30, 2001 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

              McCurdy & Associates CPA's, Inc.
              Westlake, Ohio
              July 19, 2001


--------------------------------------------------------------------------------
June 30, 2001                                                                 28

NOTES





--------------------------------------------------------------------------------
June 30, 2001                                                                 29

              Investment Advisor
                  Ameristock Corporation
                  P.O. Box 6919
                  Moraga, California 94570

              Administrator and Bookkeeping and Pricing Agent
                  ALPS Mutual Fund Services, Inc.
                  370  17th Street, Suite 3100
                  Denver, Colorado 80202

              Distributor
                  ALPS Distributors, Inc.
                  370 17th Street, Suite 3100
                  Denver, Colorado 80202

              Custodian
                  Firstar Bank, N.A.
                  425 Walnut Street
                  Cincinnati, Ohio 45202

              Transfer Agent
                  Mutual Shareholder Services
                  8869 Brecksville Road, Suite C
                  Brecksville, Ohio 44141

              Independent Auditor
                  McCurdy & Associates CPA's, Inc.
                  27955 Clemens Road
                  Westlake, Ohio 44145-1121

              Legal Counsel
                  McDonald, Hopkins, Burke & Haber Co., L.P.A.
                  2100 Bank One Center
                  600 Superior Avenue, East
                  Cleveland, Ohio 44114

              Directors
                  Alev Efendioglu
                  Nicholas Gerber
                  Howard Mah
                  Stephen Marsh
                  Andrew Ngim

              ALPS Distributors, Inc. [LOGO]



              Sponsor and Distributor

              Must be accompanied or preceded by a current prospectus. For more information, please call 1-800-394-5064 or visit www.ameristock.com

--------------------------------------------------------------------------------
30                                                                 June 30, 2001

 Ameristock Funds [LOGO]
    P.O. Box 6919
Moraga, California 94570